UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2007

Telular Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23212	36-3885440
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

311 South Wacker Drive, Suite 4300, Chicago, Illinois		60606-6622
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-379-8397

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2007, Telular Corporation (the Company) announced the promotion of Joseph A. Beatty to the position of President and Chief Executive Officer effective January 1, 2008.

Mr. Beatty, age 44, served as the Company’s Executive Vice President from April 2007 until May 2007 and has served as the Company’s Chief Financial Officer and Secretary since May 14, 2007. Prior to his employment at Telular, Mr. Beatty served from June 2003 to September 2006 as President and CEO of Concourse Communications Group, LLC, a privately-held developer and operator of distributed antenna systems and airport Wi-Fi networks. Before that, Mr. Beatty worked with Cardinal Growth L.P. on various acquisition projects and also acted as an Interim CFO for Novaxess B.V. from February 2001 until June 2003. From November 1996 until February 2001, Mr. Beatty was a co-founder and the CFO of Focal Communications Corporation, a competitive local exchange carrier.

In connection with the promotion of Mr. Beatty to the position of President and Chief Executive Officer, the Company entered into an Employment Agreement (the Agreement) with Mr. Beatty, on December 14, 2007. Under the Agreement:
• The Company will pay Mr. Beatty a annual base salary of $300,000;
• Mr. Beatty shall be entitled to an annual incentive payment of up to $150,000, as determined by the Company’s Compensation Committee;
• Mr. Beatty shall participate in such pension, 401(k) and other employee benefits plans as are made available to employees of the Company generally;
• Mr. Beatty shall receive options to purchase 200,000 shares of the Company’s common stock at an exercise price of $6.62. These options vest ratably over three years; and,
• Mr. Beatty shall receive, if terminated without cause as detailed in the Agreement, a lump sum amount equal to his annual base salary at the time of such termination.

A copy of the Agreement is attached as Exhibit 10.1 to this Form 8-K.

Effective December 31, 2007, Michael J. Boyle will terminate his employment as President and Chief Executive Officer of the Company and resign from his position as a member of the board of directors. The board of directors has appointed Mr. Beatty to take the seat on the board of directors that has been vacated by Mr. Boyle. Mr. Beatty will serve on the board of directors on an interim basis, effective January 1, 2008 for a term that ends at the annual shareholders’ meeting on February 5, 2008.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telular Corporation

December 19, 2007	By:	/s/ Robert L. Deering

Name: Robert L. Deering
Title: Controller, Treasurer and Chief Accounting Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement between Telular Corporation and Joseph A. Beatty dated December 14, 2007.